TERMINATION AGREEMENT

     TERMINATION AGREEMENT (the "Agreement"), dated as of August 5, 2009, by and between COMPETITIVE TECHNOLOGIES, INC., a Delaware corporation, (the "Company"), and FUSION CAPITAL FUND II, LLC, an Illinois limited liability company (the "Buyer").

     WHEREAS, the Buyer and the Company mutually desire to terminate the Common Stock Purchase Agreement dated as of July 22, 2008, by and between the Company and the Buyer (the "Purchase Agreement") and the agreements entered into in connection with the Purchase Agreement. All capitalized terms used in this Agreement that are not defined in this Agreement shall have the meanings set forth in the Purchase Agreement.

     NOW  THEREFORE,  the  Company  and  the  Buyer  hereby  agree  as  follows:

     1.  TERMINATION  OF  THE  PURCHASE  AGREEMENT.

     The Purchase Agreement, and the other Transaction Documents between the Buyer and the Company related to the Purchase Agreement (other than this Agreement) are hereby terminated effective as of the date hereof and any and all rights, duties and obligations arising thereunder or in connection with the Purchase Agreement, and the Transaction Documents are now and hereafter fully and finally terminated, provided, however, that (i) the representations and warranties of the Buyer and Company contained in Sections 2, 3 and 5 of the Purchase Agreement, (ii) the indemnification provisions set forth in Section 8 of the Purchase Agreement, and (iii) the agreements and covenants set forth in
Section 11 of the Purchase Agreement shall survive such termination and shall continue in full force and effect (the "Surviving Obligations").


     2.  MISCELLANEOUS.

     (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN
CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.


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     (b)  Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

     (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If  to  the  Company:
          Competitive Technologies, Inc.
          777 Commerce Drive, Suite 100
          Fairfield, Connecticut 06825
          Telephone:     203-368-6044
          Facsimile:     203-368-5399
          Attention:     Chief Executive Officer

     If  to  the  Buyer:
          Fusion  Capital  Fund  II,  LLC
          222  Merchandise  Mart  Plaza,  Suite  9-112
          Chicago,  IL  60654
          Telephone:     312-644-6644
          Facsimile:     312-644-6244
          Attention:     Steven  G.  Martin



or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.


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     (f)  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including by merger or consolidation. The Buyer may not assign its rights or obligations under this Agreement.

     (g) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     (h) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement.

     (i) No Strict Construction. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     (j) Changes to the Terms of this Agreement. This Agreement and any provision hereof may only be amended by an instrument in writing signed by the Company and the Buyer. The term "Agreement" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     (k) Failure or Indulgence Not Waiver. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                                 *     *     *
IN WITNESS WHEREOF, the Buyer and the Company have caused this Termination Agreement to be duly executed as of the date first written above.

                                   THE  COMPANY:

                                   COMPETITIVE  TECNOLOGIES,  INC.

                                   By: \s\ John Nano
                                       -------------
                                   Name:  John  Nano
                                   Title:  Chief  Executive  Officer

                                   BUYER:

                                   FUSION  CAPITAL  FUND  II,  LLC
                                   BY: FUSION CAPITAL PARTNERS, LLC
                                   BY:  ROCKLEGE  CAPITAL  CORPORATION

                                   By: \s\ Joshua B. Scheinfeld
                                       ------------------------
                                   Name:  Joshua  B.  Scheinfeld
                                   Title:   President

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